Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Kenneth R. Dubuque, Chief Executive Officer of Guaranty Financial Group Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Guaranty Financial Group Inc.
/s/ Kenneth R. Dubuque
Kenneth R. Dubuque
President and Chief Executive Officer
Date: February 29, 2008